EXHIBIT 99.3

GSAA04N1 - Price/Yield - AV1

Balance   $48,661,000.00   Delay                   0                   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2
Coupon            1.2687   Dated           2/26/2004   Mult / Margin   1 / 0.17
Settle         2/26/2004   First Payment   3/25/2004   Cap / Floor     999 / 0

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                          Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin
             99.000                80                100                117                132                146                170
             99.125                72                 90                105                118                130                150
             99.250                64                 79                 92                103                113                131
             99.375                56                 69                 79                 89                 97                112
             99.500                49                 58                 67                 74                 81                 93
             99.625                41                 48                 54                 60                 65                 74
             99.750                33                 38                 42                 46                 49                 55
             99.875                25                 27                 29                 31                 33                 36
            100.000                17                 17                 17                 17                 17                 17
            100.125                 9                  7                  5                  3                  1                 -2
            100.250                 1                 -4                 -8                -12                -15                -21
            100.375                -7                -14                -20                -26                -31                -40
            100.500               -14                -24                -33                -40                -47                -59
            100.625               -22                -34                -45                -54                -63                -77
            100.750               -30                -45                -57                -68                -78                -96
            100.875               -38                -55                -70                -83                -94               -115
            101.000               -45                -65                -82                -97               -110               -134

                WAL             1.590              1.207              1.000              0.869              0.777              0.654
   Principal Window     Mar04 - Jan07      Mar04 - Apr06      Mar04 - Nov05      Mar04 - Jul05      Mar04 - May05      Mar04 - Mar05

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF2

Balance   $17,946,000.00   Delay                  24
Coupon             3.023   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             3.285              3.377              3.461              3.540              3.613              3.744
             99.125             3.247              3.324              3.396              3.462              3.524              3.634
             99.250             3.209              3.272              3.330              3.383              3.434              3.523
             99.375             3.171              3.219              3.264              3.305              3.344              3.413
             99.500             3.133              3.167              3.198              3.228              3.255              3.304
             99.625             3.095              3.115              3.133              3.150              3.166              3.194
             99.750             3.057              3.062              3.067              3.072              3.077              3.084
             99.875             3.019              3.010              3.002              2.995              2.988              2.975
            100.000             2.981              2.958              2.937              2.917              2.899              2.866
            100.125             2.943              2.906              2.872              2.840              2.810              2.757
            100.250             2.906              2.854              2.807              2.763              2.722              2.649
            100.375             2.868              2.802              2.742              2.686              2.633              2.540
            100.500             2.831              2.750              2.677              2.609              2.545              2.432
            100.625             2.793              2.699              2.612              2.532              2.457              2.324
            100.750             2.756              2.647              2.548              2.456              2.369              2.216
            100.875             2.718              2.596              2.483              2.379              2.282              2.108
            101.000             2.681              2.544              2.419              2.303              2.194              2.001

                WAL             3.532              2.523              2.000              1.677              1.456              1.181
   Principal Window     Jan07 - Apr08      Apr06 - Jan07      Nov05 - Jun06      Jul05 - Jan06      May05 - Oct05      Mar05 - Jun05

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF3

Balance   $34,385,000.00   Delay                  24
Coupon             3.685   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             3.862              3.925              3.985              4.044              4.099              4.205
             99.125             3.838              3.890              3.940              3.989              4.035              4.123
             99.250             3.813              3.855              3.895              3.934              3.971              4.041
             99.375             3.788              3.820              3.850              3.879              3.907              3.960
             99.500             3.763              3.785              3.805              3.825              3.843              3.878
             99.625             3.739              3.750              3.760              3.770              3.779              3.797
             99.750             3.714              3.715              3.715              3.715              3.716              3.716
             99.875             3.690              3.680              3.670              3.661              3.652              3.635
            100.000             3.665              3.645              3.625              3.606              3.589              3.554
            100.125             3.641              3.610              3.581              3.552              3.525              3.474
            100.250             3.616              3.575              3.536              3.498              3.462              3.393
            100.375             3.592              3.541              3.492              3.443              3.399              3.313
            100.500             3.568              3.506              3.447              3.389              3.336              3.233
            100.625             3.543              3.471              3.403              3.335              3.273              3.153
            100.750             3.519              3.437              3.359              3.281              3.210              3.073
            100.875             3.495              3.402              3.314              3.228              3.147              2.993
            101.000             3.471              3.368              3.270              3.174              3.084              2.913

                WAL             5.767              3.916              3.000              2.437              2.077              1.617
   Principal Window     Apr08 - Aug12      Jan07 - Jun09      Jun06 - Feb08      Jan06 - Feb07      Oct05 - Sep06      Jun05 - Feb06

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF4

Balance   $20,936,000.00   Delay                  24
Coupon             5.029   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.163              5.197              5.237              5.275              5.323              5.408
             99.125             5.148              5.175              5.208              5.239              5.278              5.347
             99.250             5.132              5.154              5.178              5.202              5.232              5.285
             99.375             5.117              5.132              5.149              5.166              5.187              5.224
             99.500             5.102              5.110              5.120              5.130              5.142              5.163
             99.625             5.087              5.089              5.091              5.093              5.096              5.101
             99.750             5.072              5.067              5.062              5.057              5.051              5.040
             99.875             5.057              5.046              5.033              5.021              5.006              4.979
            100.000             5.041              5.024              5.004              4.985              4.961              4.918
            100.125             5.026              5.003              4.976              4.949              4.916              4.858
            100.250             5.011              4.981              4.947              4.913              4.871              4.797
            100.375             4.996              4.960              4.918              4.877              4.827              4.736
            100.500             4.981              4.939              4.889              4.842              4.782              4.676
            100.625             4.966              4.917              4.861              4.806              4.737              4.615
            100.750             4.952              4.896              4.832              4.770              4.693              4.555
            100.875             4.937              4.875              4.803              4.735              4.648              4.495
            101.000             4.922              4.854              4.775              4.699              4.604              4.435

                WAL            11.065              7.091              5.000              3.902              3.060              2.212
   Principal Window     Aug12 - Jan18      Jun09 - Oct13      Feb08 - Jun10      Feb07 - Dec08      Sep06 - Jan08      Feb06 - Aug06

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF5

Balance   $23,112,000.00   Delay                  24
Coupon             5.846   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.978              5.993              6.012              6.035              6.060              6.160
             99.125             5.966              5.978              5.993              6.011              6.031              6.110
             99.250             5.953              5.962              5.973              5.987              6.002              6.061
             99.375             5.941              5.947              5.954              5.963              5.973              6.011
             99.500             5.929              5.931              5.935              5.939              5.943              5.961
             99.625             5.916              5.916              5.915              5.915              5.914              5.912
             99.750             5.904              5.900              5.896              5.891              5.885              5.862
             99.875             5.891              5.885              5.877              5.867              5.856              5.813
            100.000             5.879              5.870              5.858              5.843              5.827              5.764
            100.125             5.867              5.854              5.838              5.819              5.798              5.715
            100.250             5.854              5.839              5.819              5.795              5.769              5.665
            100.375             5.842              5.824              5.800              5.771              5.740              5.616
            100.500             5.830              5.809              5.781              5.748              5.712              5.567
            100.625             5.818              5.794              5.762              5.724              5.683              5.519
            100.750             5.805              5.778              5.743              5.700              5.654              5.470
            100.875             5.793              5.763              5.724              5.677              5.625              5.421
            101.000             5.781              5.748              5.705              5.653              5.597              5.372

                WAL            15.889             11.436              8.432              6.428              5.111              2.817
   Principal Window     Jan18 - May20      Oct13 - Nov15      Jun10 - Jan13      Dec08 - Apr11      Jan08 - Dec09      Aug06 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF6

Balance   $16,116,000.00   Delay                  24
Coupon             4.937   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.094              5.103              5.111              5.120              5.135              5.168
             99.125             5.074              5.081              5.088              5.095              5.107              5.134
             99.250             5.054              5.060              5.065              5.071              5.080              5.101
             99.375             5.034              5.039              5.042              5.046              5.053              5.067
             99.500             5.015              5.017              5.019              5.022              5.025              5.034
             99.625             4.995              4.996              4.996              4.997              4.998              5.000
             99.750             4.976              4.975              4.974              4.973              4.971              4.967
             99.875             4.956              4.953              4.951              4.948              4.944              4.934
            100.000             4.937              4.932              4.928              4.924              4.917              4.900
            100.125             4.917              4.911              4.906              4.899              4.889              4.867
            100.250             4.898              4.890              4.883              4.875              4.862              4.834
            100.375             4.878              4.869              4.860              4.851              4.835              4.801
            100.500             4.859              4.848              4.838              4.827              4.809              4.768
            100.625             4.840              4.826              4.815              4.802              4.782              4.735
            100.750             4.820              4.805              4.793              4.778              4.755              4.702
            100.875             4.801              4.784              4.770              4.754              4.728              4.669
            101.000             4.782              4.763              4.748              4.730              4.701              4.636

                WAL             8.062              7.232              6.643              6.079              5.359              4.247
   Principal Window     Mar07 - May20      Mar07 - Nov15      Mar07 - Jan13      Apr07 - Apr11      Jun07 - Dec09      May08 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AV2

Balance   $89,987,000.00   Delay                   0                   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2
Coupon            1.3987   Dated           2/26/2004   Mult / Margin   1 / .3
Settle         2/26/2004   First Payment   3/25/2004   Cap / Floor     999 / 0

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                          Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin
             99.000                51                 60                 71                 84                102                146
             99.125                48                 56                 66                 77                 93                132
             99.250                45                 52                 60                 70                 84                117
             99.375                43                 49                 55                 64                 75                102
             99.500                40                 45                 50                 57                 66                 88
             99.625                38                 41                 45                 50                 57                 73
             99.750                35                 37                 40                 43                 48                 59
             99.875                33                 34                 35                 37                 39                 44
            100.000                30                 30                 30                 30                 30                 30
            100.125                27                 26                 25                 23                 21                 16
            100.250                25                 23                 20                 17                 12                  1
            100.375                22                 19                 15                 10                  3                -13
            100.500                20                 15                 10                  3                 -5                -27
            100.625                17                 12                  5                 -3                -14                -42
            100.750                15                  8                  0                -10                -23                -56
            100.875                12                  4                 -5                -16                -32                -70
            101.000                10                  1                -10                -23                -40                -84

                WAL             5.154              3.470              2.529              1.897              1.418              0.865
   Principal Window     Mar04 - May20      Mar04 - Nov15      Mar04 - Jan13      Mar04 - Apr11      Mar04 - Dec09      Mar04 - Jul06

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - M1

Balance   $11,647,000.00   Delay                  24
Coupon             5.374   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.516              5.541              5.567              5.588              5.599              5.612
             99.125             5.500              5.520              5.541              5.558              5.566              5.577
             99.250             5.484              5.499              5.515              5.528              5.534              5.543
             99.375             5.468              5.479              5.489              5.498              5.503              5.508
             99.500             5.452              5.458              5.464              5.468              5.471              5.474
             99.625             5.437              5.437              5.438              5.438              5.439              5.439
             99.750             5.421              5.417              5.412              5.409              5.407              5.405
             99.875             5.405              5.396              5.387              5.379              5.375              5.370
            100.000             5.389              5.376              5.361              5.350              5.344              5.336
            100.125             5.374              5.355              5.336              5.320              5.312              5.302
            100.250             5.358              5.335              5.310              5.291              5.280              5.268
            100.375             5.342              5.314              5.285              5.261              5.249              5.233
            100.500             5.327              5.294              5.259              5.232              5.217              5.199
            100.625             5.311              5.273              5.234              5.202              5.186              5.165
            100.750             5.295              5.253              5.208              5.173              5.154              5.131
            100.875             5.280              5.233              5.183              5.144              5.123              5.097
            101.000             5.264              5.213              5.158              5.115              5.092              5.063

                WAL            10.996              7.766              5.915              4.961              4.553              4.150
   Principal Window     Dec09 - May20      Feb08 - Nov15      Jun07 - Jan13      Jul07 - Apr11      Aug07 - Dec09      Dec07 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - M2

Balance   $10,919,000.00   Delay                  24
Coupon             5.668   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.816              5.840              5.865              5.889              5.908              5.923
             99.125             5.800              5.819              5.839              5.858              5.873              5.886
             99.250             5.783              5.798              5.813              5.827              5.838              5.848
             99.375             5.767              5.777              5.787              5.796              5.804              5.810
             99.500             5.751              5.756              5.761              5.765              5.769              5.772
             99.625             5.735              5.735              5.735              5.735              5.735              5.734
             99.750             5.719              5.714              5.709              5.704              5.700              5.697
             99.875             5.703              5.693              5.683              5.673              5.666              5.659
            100.000             5.687              5.672              5.657              5.643              5.631              5.622
            100.125             5.671              5.652              5.631              5.612              5.597              5.584
            100.250             5.655              5.631              5.605              5.582              5.563              5.547
            100.375             5.639              5.610              5.579              5.552              5.529              5.510
            100.500             5.623              5.590              5.554              5.521              5.495              5.472
            100.625             5.607              5.569              5.528              5.491              5.461              5.435
            100.750             5.591              5.548              5.502              5.461              5.427              5.398
            100.875             5.576              5.528              5.477              5.431              5.393              5.361
            101.000             5.560              5.507              5.451              5.401              5.359              5.324

                WAL            10.991              7.765              5.901              4.842              4.208              3.787
   Principal Window     Nov09 - May20      Jan08 - Nov15      May07 - Jan13      Apr07 - Apr11      May07 - Dec09      Jul07 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - B1

Balance    $8,008,000.00   Delay                  24
Coupon             5.668   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             96.168             6.191              6.326              6.472              6.609              6.723              6.856
             96.293             6.174              6.304              6.445              6.576              6.686              6.814
             96.418             6.157              6.283              6.418              6.544              6.650              6.773
             96.543             6.140              6.261              6.391              6.512              6.613              6.732
             96.668             6.123              6.239              6.363              6.480              6.577              6.691
             96.793             6.107              6.217              6.336              6.448              6.541              6.650
             96.918             6.090              6.196              6.309              6.415              6.505              6.608
             97.043             6.073              6.174              6.282              6.383              6.468              6.567
             97.168             6.057              6.152              6.255              6.352              6.432              6.526
             97.293             6.040              6.131              6.228              6.320              6.396              6.486
             97.418             6.023              6.109              6.202              6.288              6.360              6.445
             97.543             6.007              6.088              6.175              6.256              6.324              6.404
             97.668             5.990              6.066              6.148              6.224              6.288              6.363
             97.793             5.974              6.045              6.121              6.193              6.253              6.323
             97.918             5.957              6.023              6.095              6.161              6.217              6.282
             98.043             5.941              6.002              6.068              6.130              6.181              6.242
             98.168             5.924              5.981              6.041              6.098              6.146              6.201

                WAL            10.990              7.762              5.895              4.805              4.148              3.574
   Principal Window     Oct09 - May20      Jan08 - Nov15      Apr07 - Jan13      Mar07 - Apr11      Apr07 - Dec09      May07 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
                                                                                                                          No Prepays
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - B2

Balance    $2,912,000.00   Delay                  24
Coupon             5.668   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             86.063             7.665              8.236              8.854              9.434              9.923             10.558
             86.188             7.646              8.211              8.822              9.397              9.881             10.510
             86.313             7.626              8.186              8.790              9.359              9.839             10.461
             86.438             7.606              8.160              8.759              9.322              9.796             10.413
             86.563             7.587              8.135              8.727              9.284              9.754             10.364
             86.688             7.567              8.110              8.696              9.247              9.712             10.316
             86.813             7.548              8.084              8.664              9.210              9.670             10.268
             86.938             7.528              8.059              8.633              9.173              9.628             10.220
             87.063             7.509              8.034              8.602              9.136              9.586             10.171
             87.188             7.489              8.009              8.571              9.099              9.545             10.124
             87.313             7.470              7.984              8.539              9.062              9.503             10.076
             87.438             7.451              7.959              8.508              9.025              9.461             10.028
             87.563             7.432              7.934              8.477              8.988              9.420              9.980
             87.688             7.412              7.909              8.446              8.952              9.378              9.932
             87.813             7.393              7.885              8.415              8.915              9.337              9.885
             87.938             7.374              7.860              8.385              8.878              9.296              9.837
             88.063             7.355              7.835              8.354              8.842              9.254              9.790

                WAL            10.972              7.748              5.882              4.783              4.116              3.480
   Principal Window     Oct09 - May20      Jan08 - Nov15      Apr07 - Jan13      Mar07 - Apr11      Mar07 - Dec09      Apr07 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.